UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): April 1, 2019

DOW INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38646	30-1128146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 H. H. Dow Way

Midland, MI 48674

(Address of principal executive offices)(Zip Code)

(989) 636-1000

(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

In connection with the anticipated separation of Dow Inc. (“Dow”) from DowDuPont Inc. (“DowDuPont”), Dow previously filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form 10 (File No. 001-38646) relating to the distribution by DowDuPont of all of the issued and outstanding shares of Dow’s common stock (as amended, the “Form 10”). The Form 10, which was declared effective by the SEC on March 12, 2019, included as Exhibit 99.1 thereto a preliminary information statement describing the separation and the distribution as well as Dow’s business and management.

The final information statement, dated March 12, 2019, which was made available to DowDuPont stockholders is attached hereto as Exhibit 99.1 (the “Information Statement”). Dow is voluntarily providing the Information Statement for purposes of incorporating by reference the Information Statement into a Registration Statement on Form S-3 that Dow intends to file today relating to the registration of up to 42,000,000 shares of Dow common stock that may be acquired pursuant to awards under the Dow Inc. 2019 Stock Incentive Plan.

Item 8.01.	Other Events

Dow hereby incorporates the Information Statement attached as Exhibit 99.1 hereto into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Information Statement of Dow Inc. dated March 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2019	DOW INC.

	By:	/s/ Amy E. Wilson
Name: Amy E. Wilson Title: Secretary